UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 14, 2010

Date of Report (Date of earliest event reported)

1st Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina		28792
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

Signatures	4

Item 5.02	Departure of Directors or Principal Officers; Appointment of Principal Officers

On July 14, 2010, H. Steve McManus informed the Board of Directors of 1st Financial Services Corporation (the Company) of his decision to resign from the Company’s Board of Directors. His resignation, effective immediately, was based on his desire to devote more time to his business interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: July 16, 2010	By:	/s/ Holly L. Schreiber
Holly L. Schreiber Executive Vice President & Chief Financial Officer

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